UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FIRST MIDWEST BANCORP, INC.
FORM 8-K
December 12, 2005

Item 7.01 Regulation FD Disclosure

On December 12, 2005, First Midwest Bancorp, Inc. (the "Company") presented details of a definitive agreement to acquire Bank Calumet, Inc., which is available on the Company's website, www.firstmidwest.com, and is attached as Exhibit 99.1 to this report.

Item 8.01 Other Events

On December 12, 2005, First Midwest Bancorp, Inc. issued a press release announcing the execution of a definitive agreement to acquire Bank Calumet, Inc. This press release, dated December 12, 2005, is attached as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

99.1	Power Point presentation to be delivered by the Company's Chief Executive Officer on December 13, 2005.

99.2	Press Release issued by the Company dated December 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: December 12, 2005	/s/ STEVEN H. SHAPIRO
Steven H. Shapiro Executive Vice President